Supplement dated February 27, 2015 to the

PNC Money Market Funds Class I and Class T Shares Prospectus

dated September 29, 2014

PNC Tax Exempt Money Market Fund

This Supplement provides new and additional information relating to PNC Money Market Funds beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

Effective February 27, 2015, Class T Shares of PNC Tax Exempt Money Market Fund have been re-named as Advisor Class Shares.

All references in the prospectus to Class T Shares of the PNC Tax Exempt Money Market Fund are hereby modified accordingly. The re-designation of these shares does not affect any substantive rights or privileges associated with them.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMIT-0215